UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2017

CITRIX SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27084	75-2275152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 West Cypress Creek Road
Fort Lauderdale, Florida	33309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 267-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 8.01. Other Events.

Citrix Systems, Inc. (“we”, “our”, or “Citrix”) is filing this Current Report on Form 8-K to reissue our retrospectively revised and recast historical consolidated financial statements and other information included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (as amended, the “2016 Form 10-K”). Information included in this Current Report on Form 8-K presents the financial results of our former GoTo Business as a discontinued operation for the years ended December 31, 2016, 2015 and 2014. These updates are consistent with the presentation of discontinued operations included in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 filed with the Securities and Exchange Commission (the “SEC”) on May 8, 2017, August 4, 2017 and November 2, 2017, respectively, and with rules of the SEC requiring the reissue of prior period financial statements included or incorporated by reference in a registration statement or proxy statement to retrospectively revise and reclassify such pre-event financial statements to reflect accounting changes, such as discontinued operations.

As previously disclosed, on January 31, 2017, we completed the spin-off of our GoTo Business (the “Spin-off”) and subsequent merger of that business (the “Merger”) with LogMeIn, Inc. (“LogMeIn”) pursuant to the terms of (1) an Agreement and Plan of Merger, dated as of July 26, 2016, by and among Citrix, GetGo, Inc., a wholly-owned subsidiary of Citrix (“GetGo”), LogMeIn and a wholly-owned subsidiary of LogMeIn (“Merger Sub”), and (2) a Separation and Distribution Agreement, dated as of July 26, 2016, by and among Citrix, LogMeIn and GetGo. As a result of the Spin-off, we distributed approximately 26.9 million shares of GetGo common stock to our stockholders of record as of the close of business on January 20, 2017. We delivered the shares of GetGo common stock to our transfer agent, who held such shares for the benefit of our stockholders. Immediately thereafter, Merger Sub was merged with and into GetGo, with GetGo continuing as a wholly owned subsidiary of LogMeIn. As a result of the Merger, each share of GetGo common stock was converted into the right to receive one share of LogMeIn common stock. As a result of the Spin-off, the GoTo Business is accounted for as a discontinued operation for all periods presented in Exhibit 99.1 to this Current Report on Form 8-K.

The information included in Exhibit 99.1 to this Current Report on Form 8-K is presented in connection with the reporting changes described above and does not otherwise amend or restate our audited consolidated financial statements that were included in the 2016 Form 10-K. This Current Report does not reflect events occurring after we filed the 2016 Form 10-K and does not modify or update the disclosures therein in any way, other than to reflect the presentation of our GoTo Business as a discontinued operation as described above. Therefore, Exhibit 99.1 to this Current Report on Form 8-K should be read in conjunction with our other filings made with the SEC, including, and subsequent to the date of, the 2016 Form 10-K.

We have revised the following portions of the 2016 Form 10-K to reflect the retrospective revisions that have been made as a result of the Spin-Off to reflect the GoTo Business as a discontinued operation:

PART II

•	Item 6. Selected Financial Data

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8. Financial Statements and Supplementary Data

PART IV

•	Item 15. Exhibits, Financial Statement Schedules

The revised portions of the 2016 Form 10-K described above are attached as Exhibit 99.1 hereto and incorporated herein by reference. All other information in the 2016 Form 10-K remains unchanged. References to the exhibits attached hereto to the 2016 Form 10-K or parts thereof refer to the 2016 Form 10-K, except to the extent portions of such 2016 Form 10-K have been recast in Exhibit 99.1 to this Current Report on Form 8-K, in which case they refer to the applicable revised portion in Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Retrospective revisions to the following portions of Citrix Systems, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2016, as originally filed with the SEC on February 16, 2017: Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Item 8. Financial Statements and Supplementary Data; Item 15. Exhibits, Financial Statement Schedules. All portions are solely updated to reflect the retrospective revisions that have been made as a result of the Spin-Off to present the GoTo Business as a discontinued operation.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITRIX SYSTEMS, INC.

Dated: November 3, 2017	By:	/s/ Mark M. Coyle
Name: Mark M. Coyle
Title: Interim Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Retrospective revisions to the following portions of Citrix Systems, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2016, as originally filed with the SEC on February 16, 2017: Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Item 8. Financial Statements and Supplementary Data; Item 15. Exhibits, Financial Statement Schedules. All portions are solely updated to reflect the retrospective revisions that have been made as a result of the Spin-Off to present the GoTo Business as a discontinued operation.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

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